                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.      Case No.              01-11628 (PJW) Jointly Administered

                                         Reporting periods:    December 17, 2001 - January 31, 2002

                            MONTHLY OPERATING REPORT

                                                                                  Document    Explanation
         Required Documents                                 Form No.              Attached     Attached
         ------------------                                ---------            -----------   -----------
Schedule of Cash Disbursements                              MOR-1 (a)              X
 Summary of bank and investment accounts                    MOR-1 (b)              X
 Cash disbursements journals                                                    Exhibit B
Consolidated Statement of Operations                          MOR-2                X
 Consolidating statement of operations                                          Exhibit A
Consolidated Balance Sheet                                    MOR-3                X
Summary of Unpaid Postpetition Accounts Payable               MOR-4                X
Accounts Receivable Reconciliation and Aging                  MOR-5                X
Debtors Questionnaire                                         MOR-5                X
Copies of IRS Form 941                                                          Exhibit C

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


-------------------------------------       ----------------------------------------------------
Signature of Debtor                         Date



-------------------------------------       ----------------------------------------------------
Signature of Joint Debtor                   Date



/s/  Ezra Shashoua                          March 15, 2002
-------------------------------------       ----------------------------------------------------
Signature of Authorized Individual          Date



Ezra Shashoua                               Executive Vice President and Chief Financial Officer
-------------------------------------       ----------------------------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:      NationsRent, Inc., et al             Case No.                 01-11628 (PJW) Jointly Administered

                                                 Reporting periods:       December 17, 2001 - January 31, 2002

                  MOR - 1 (a) -- SCHEDULE OF CASH DISBURSEMENTS
                              Dollars In Thousands

                                                                                                                        TOTAL
                                                              TOTAL                LESS               PLUS         DISBURSEMENTS FOR
                                             TOTAL        DISBURSEMENTS    TRANSFERS TO DEBTOR    DISBURSEMENTS     CALCULATING U.S.
                                         DISBURSEMENTS  CUMULATIVE FILING      IN POSSESSION     MADE BY OUTSIDE   TRUSTEE QUARTERLY
            LEGAL ENTITY      CASE NO.   CURRENT MONTH       TO DATE             ACCOUNTS           SOURCES             FEES
            -----------       --------   -------------  -----------------  -------------------   ---------------   -----------------
NationsRent, Inc.             01-11628     $11,520        $   14,611        $       --           $      --         $   14,611
NationsRent USA, Inc.         01-11629       8,308            11,244                --                  --             11,244
NationsRent Transportation
   Services, Inc.             01-11630          --                --                --                  --                 --
NR Delaware, Inc.             01-11631          --                --                --                  --                 --
NRGP, Inc.                    01-11632          --                --                --                  --                 --
NationsRent West, Inc.        01-11633       2,032             2,798                --                  --              2,798
Logan Equipment Corp.         01-11634         310               627                --                  --                627
NR Dealer, Inc.               01-11635          --                --                --                  --                 --
NR Franchise Company          01-11636          --                --                --                  --                 --
BDK Equipment Company, Inc.   01-11637          61                75                --                  --                 75
NationsRent of Texas, LP      01-11638       3,445             4,460                --                  --              4,460
NationsRent of Indiana, LP    01-11639         610               741                --                  --                741
  Total                                    $26,286        $   34,556        $       --           $      --         $   34,556

Note: A detailed listing of disbursements, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.             Case No.             01-11628 (PJW) Jointly Administered

                                                Reporting periods:   December 17, 2001 - January 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              Dollars In Thousands

                                                                                                       BOOK BALANCE
                                                                                                         AT END OF         DATE
                                                                                         ACCOUNT         REPORTING      RECONCILED
                    LEGAL ENTITY                       FINANCIAL INSTITUTION             NUMBER           PERIOD          THROUGH
                    ------------                       ----------------------            -------       ------------     -----------
NationsRent of Texas, LP (Case No. 01-11638)           Bank of America, N.A.              2985              70          31-Jan-2002
  "          "  "      "      "                        Bank of America, N.A.              8471              77          31-Jan-2002
  "          "  "      "      "                        Bank of America, N.A.              1662              --          31-Jan-2002
  "          "  "      "      "                        Bank One, TX                       3689               8          31-Jan-2002
  "          "  "      "      "                        Crosby State Bank                  2226               5          31-Jan-2002
  "          "  "      "      "                        Pioneer National Bank              0282               9          31-Jan-2002
  "          "  "      "      "                        Texas Gulf Bank                    9527               6          31-Jan-2002
  "          "  "      "      "                        Petty and counter cash               NA             103
   Total                                                                                                   278

NationsRent USA, Inc. (Case No. 01-11629)              Bank of America, N.A.              1811               -          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              1675               -          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              1727             829          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              6826               -          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              9071              56          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              9084             (14)         31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              1701              29          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              1730             142          31-Jan-2002
 "          "       "       "                          Bank of America, N.A.              1743              80          31-Jan-2002
 "          "       "       "                          Bank of Utah                       5545               3          31-Jan-2002
 "          "       "       "                          Bank of Utah                       0226               -          31-Jan-2002
 "          "       "       "                          Bank One, LA                       0427              12          31-Jan-2002
 "          "       "       "                          Bank One, OH                       1964              10          31-Jan-2002
 "          "       "       "                          Fifth Third Bank                   7547             251          31-Jan-2002
 "          "       "       "                          First MA Bank                      9135               5          31-Jan-2002
 "          "       "       "                          Huntington Bank                    6483              19          31-Jan-2002
 "          "       "       "                          Provident Bank                     1778               -          31-Jan-2002
 "          "       "       "                          Regions Bank                       5785              24          31-Jan-2002
 "          "       "       "                          Wells Fargo Bank                   4811              18          31-Jan-2002
 "          "       "       "                          Bank One, KY                       3778               2          31-Jan-2002
 "          "       "       "                          Fifth Third Bank                   5838             190          31-Jan-2002
 "          "       "       "                          Fleet Bank                         5478              67          31-Jan-2002
 "          "       "       "                          National City Bank, PA             4092               6          31-Jan-2002
 "          "       "       "                          Petty and counter cash               NA             173
   Total                                                                                                 1,902

NationsRent West, Inc. (Case No. 01-11633)             Bank of America, N.A.              1840              --          31-Dec-2001
 "          "       "            "                     Bank of America, N.A.              1659               3          31-Jan-2002
 "          "       "            "                     Bank of America, N.A.              9097              15          31-Jan-2002
 "          "       "            "                     Bank of America, N.A.              9107              87          31-Jan-2002
 "          "       "            "                     Petty and counter cash               NA              22
   Total                                                                                                   127

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.                 01-11628 (PJW) Jointly Administered

                                                      Reporting periods:       December 17, 2001 - January 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

                                                                                                   BOOK BALANCE
                                                                                                     AT END OF         DATE
                                                                                         ACCOUNT     REPORTING      RECONCILED
             LEGAL ENTITY                                     FINANCIAL INSTITUTION       NUMBER      PERIOD         THROUGH
             ------------                                     ------------------------   -------   ------------     -----------
NationsRent, Inc.  (Case No. 01-11628)                         Bank of America, N.A.        1691           --       31-Jan-2002
  "          "         "                                       Bank of America, N.A.        6925       30,005       31-Jan-2002
  "          "         "                                       Citibank, N.A.               2494           76       31-Jan-2002
  "          "         "                                       Citibank, N.A.               4167           10       31-Jan-2002
  "          "         "                                       Citibank, N.A.               4918           26       31-Jan-2002
  "          "         "                                       Citibank, N.A.               5115           (a)      31-Jan-2002
  "          "         "                                       Provident Bank               0760       11,757       31-Jan-2002
  "          "         "                                       Wachovia Bank                0433           --       31-Jan-2002
  "          "         "                                       Bank of America, N.A.        5473           --       31-Jan-2002
  "          "         "                                       Bank of America, N.A.        9518           --       31-Jan-2002
  "          "         "                                       Bank of America, N.A.        6978           --       31-Jan-2002
  "          "         "                                       Bank of America, N.A.        2537          904       31-Jan-2002
  "          "         "                                       Bank of America, N.A.        8866           --       31-Jan-2002
  "          "         "                                       Fleet Bank                   9562           (1)      31-Jan-2002
  "          "         "                                       Fleet Bank                   9570           --       31-Jan-2002
  "          "         "                                       Fleet Bank                   0752           --       31-Jan-2002
  "          "         "                                       Fleet Bank                   0760           --       31-Jan-2002
  "          "         "                                       Fleet Bank                   7989                    31-Jan-2002
  "          "         "                                       Petty cash                     NA            1
Total                                                                                                  42,778

Logan Equipment Corp. (Case No. 01-11634)                      Bank of America, N.A.        1879           --       31-Jan-2002
"       "       "       "                                      Bank of America, N.A.        1548           (8)      31-Dec-2001
"       "       "       "                                      Fleet Bank                   7997           --       31-Jan-2002
"       "       "       "                                      First MA Bank                4927           12       31-Dec-2001
Total                                                                                                       4

NationsRent of Indiana, LP (Case No. 01-11639)                 Bank One, IN                 5365           20       31-Jan-2002
     "      "    "      "      "                               National City Bank, IN       7959            6       31-Jan-2002
     "      "    "      "      "                               Petty and counter cash         NA            9
Total                                                                                                      35

NationsRent Transportation Services, Inc. (Case No. 01-11630)  Bank of America, N.A.        1808           --       31-Jan-2002

NR Delaware, Inc. (Case No. 01-11631)                          Bank of America, N.A.        1798           --       31-Jan-2002

NR Franchise Company (Case No. 01-11636)                       Bank of America, N.A.        9123           --       31-Jan-2002

NRGP, Inc. (Case No. 01-11632)                                 Bank of America, N.A.        1785           --       31-Jan-2002

Grand Total Cash                                                                                       45,124

(a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.               01-11628 (PJW) Jointly Administered

                                                      Reporting periods:     December 17, 2001 - January 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                        ACCOUNTS OPENED
-------------------------------------------------------------------------------------------------------------------
                                                                                        ACCOUNT
                    LEGAL ENTITY                                      BANK               NUMBER         DATE OF CHANGE
                    ------------                                 --------------         -------         --------------
Logan Equipment Corp. (Case No. 01-11634)                        Fleet Bank                7997           1/16/02
NationsRent, Inc.  (Case No. 01-11628)                           Fleet Bank                7989           1/16/02


                                        ACCOUNTS CLOSED
----------------------------------------------------------------------------------------------------------------------

                                                                                         ACCOUNT
                    LEGAL ENTITY                                         BANK             NUMBER        DATE OF CHANGE
                    ------------                                 --------------------    -------        --------------
NationsRent, Inc. - Case No. 01-11628                            Bank of America, N.A.     4212          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                            Bank of America, N.A.     5486          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                            Bank of America, N.A.     0099          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                            Bank of America, N.A.     0109          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                            Bank of America, N.A.     1551          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                            Bank of America, N.A.     9166          17-Dec-2001
NationsRent of Texas, LP - Case No. 01-11638                     Bank of America, N.A.     9547          17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629                        Fleet Bank                8442          17-Dec-2001
NationsRent West, Inc. - Case No. 01-11633                       Bank of America, N.A.     9505          17-Dec-2001

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.



/s/  Kris E. Hansel                                                    March 19, 2002
-------------------------------------                                  ----------------------------------------------------
Signature of Debtor                                                    Date



Kris E. Hansel                                                         Vice President and Controller
-------------------------------------                                  ----------------------------------------------------
Printed Name of Authorized Individual                                  Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.           Case No.                     01-11628 (PJW) Jointly Administered

                                              Reporting periods:           December 17, 2001 - January 31, 2002

           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                              DOLLARS IN THOUSANDS

                                                                                                                  Cumulative
                                                                                              Month             Filing to Date
                                                                                            ----------          --------------
Revenue:
  Equipment rentals                                                                         $   30,340           $   44,510
  Sales of equipment, merchandise, parts and supplies                                            2,440                3,266
                                                                                            ----------           ----------
    Total revenue                                                                               32,780               47,776
                                                                                            ----------           ----------
 Cost of revenue:
  Cost of equipment rentals, excluding depreciation                                             17,702               25,584
  Rental equipment depreciation and lease expense                                               11,284               17,973
  Cost of equipment, merchandise, parts and supplies                                             1,956                2,595
                                                                                            ----------           ----------
    Total cost of revenue                                                                       30,942               46,152
                                                                                            ----------           ----------
 Gross profit                                                                                    1,838                1,624
                                                                                            ----------           ----------

 Operating expenses:
  Selling, general and administrative expenses (1)                                               8,175               11,633
  Non-rental equipment depreciation and amortization                                             1,129                2,780
                                                                                            ----------           ----------
 Operating income                                                                               (7,466)             (12,789)
                                                                                            ----------           ----------

 Other (income)/expense:
  Interest income (2)                                                                              (30)                 (36)
  Interest expense                                                                               5,036                7,080
  Other, net (3)                                                                                     3                   13
                                                                                            ----------           ----------
                                                                                                 5,009                7,057
                                                                                            ----------           ----------
 Income/(loss) before provision for income taxes                                               (12,475)             (19,846)
  Provision for income taxes (benefit)                                                              --                   --
                                                                                            ----------           ----------
 Net income (loss)                                                                          $  (12,475)          $  (19,846)
                                                                                            ==========           ==========

                                                                                                                  Cumulative
                                                                                               Month            Filing to Date
                                                                                            ----------          --------------
REORGANIZATION ITEMS:
(1) Reorganization Items included in selling, general and administrative expenses
   Professional Fees                                                                        $    1,286           $    1,286
   U.S. Trustee Quarterly Fees                                                                       3                    3
   Other Reorganization Expenses                                                                     3                    3
(2) Reorganization Item included in Interest Income:
   Interest Earned on Accumulated Cash from Chapter 11                                             (30)                 (36)
(3) Reorganization Item included in Other, net:
   Gain (loss) on Sale of Assets                                                                    --                   --
                                                                                            ----------           ----------
Total Reorganization Expense, net                                                           $    1,262           $    1,256
                                                                                            ==========           ==========

Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.             Case No.            01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 -- January 31, 2002

                 MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                              DOLLARS IN THOUSANDS

                                                                                     BOOK VALUE AT
                                                                                     END OF CURRENT
                                                                                    REPORTING PERIOD
                                                                                    -----------------
ASSETS
Cash                                                                                   $     45,124
Accounts receivable, net                                                                     92,158
Inventories                                                                                  23,181
Prepaid expenses and other assets                                                            15,782
Deferred financing costs                                                                     11,812
Rental equipment, net                                                                       440,776
Property and equipment, net                                                                  87,880
                                                                                       ------------
   Total Assets                                                                        $    716,713
                                                                                       ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise (Post-Petition):
 Accounts payable                                                                      $     12,720
 Debt                                                                                          --
 Accrued compensation                                                                         5,657
 Accrued expenses and other liabilities                                                      25,795
 Income taxes payable                                                                            17
                                                                                       ------------
   Total Post-Petition Liabilities                                                           44,189
                                                                                       ------------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                                              823,722
  Priority debt                                                                               4,136
  Unsecured debt                                                                            330,815
                                                                                       ------------
    Total Pre-Petition Liabilities                                                        1,158,673
                                                                                       ------------
    Total Liabilities                                                                     1,202,862
                                                                                       ------------
Stockholders' Equity
 Preferred stock                                                                                  2
 Common stock                                                                                   584
 Additional paid-in-capital                                                                 471,173
 Retained earnings (deficit)                                                               (955,028)
 Treasury stock                                                                              (2,880)
                                                                                       ------------
   Total Stockholders' Equity                                                              (486,149)
                                                                                       ------------
   Total Liabilities and Stockholders' Equity                                          $    716,713
                                                                                       ============

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01- 11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.             Case No.            01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 -- January 31, 2002

           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              DOLLARS IN THOUSANDS

                                                                                          AMOUNT AT
                                                                                           END OF
                                                                                           CURRENT
                                                                                          REPORTING
                                                                                           PERIOD
                                                                                          ---------
Vouchered accounts payable:
 NationsRent, Inc. -- Case No. 01-11628                                                    $  4,179
 NationsRent USA, Inc. -- Case No. 01-11629                                                     958
 NationsRent Transportation Services, Inc. -- Case No. 01-11630                                  --
 NR Delaware, Inc. -- Case No. 01-11631                                                          --
 NRGP, Inc. -- Case No. 01-11632                                                                 --
 NationsRent West, Inc. -- Case No. 01-11633                                                    262
 Logan Equipment Corp. -- Case No. 01-11634                                                      --
 NR Dealer, Inc. -- Case No. 01-11635                                                            --
 NR Franchise Company -- Case No. 01-11636                                                       --
 BDK Equipment Company, Inc. -- Case No. 01-11637                                                 6
 NationsRent of Texas, LP -- Case No. 01-11638                                                  532
 NationsRent of Indiana, LP -- Case No. 01-11639                                                 39
                                                                                           --------
   Vouchered accounts payable subtotal                                                     $  5,976
Accrued accounts payable                                                                      2,394
Accrued professional fees                                                                     1,349
Sales and use taxes payable                                                                   1,595
Customer deposits and refunds                                                                 1,390
Other                                                                                            16
                                                                                           --------
Total Accounts Payable                                                                     $ 12,720
                                                                                           ========

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.             Case No.            01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 -- January 31, 2002

             MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              DOLLARS IN THOUSANDS

ACCOUNTS RECEIVABLE RECONCILIATION                                                          AMOUNT
----------------------------------                                                        ---------
Total Billed Trade Accounts Receivable at the beginning of the reporting period           $ 118,247
 Amounts billed during the period, net                                                       48,975
 Amounts collected during the period                                                        (64,091)
                                                                                          ---------
Total Billed Trade Accounts Receivable at the end of the reporting period                 $ 103,131
 Unbilled trade receivables                                                                   8,915
 Warranty receivables                                                                           598
 NSF checks                                                                                     227
 Other receivables                                                                              185
 Amount considered uncollectible (bad debt)                                                 (20,898)
                                                                                          ---------
Total Accounts Receivable, net at the end of the reporting period                         $  92,158
                                                                                          =========


BILLED TRADE ACCOUNTS RECEIVABLE AGING                                                       AMOUNT
--------------------------------------                                                    ----------
0-30 days old                                                                             $  28,753
31-60 days old                                                                               17,662
61-90 days old                                                                               11,925
91+ days old                                                                                 44,791
                                                                                          ---------
Total Billed Trade Accounts Receivable at the end of the reporting period                 $ 103,131
                                                                                          =========

Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.             Case No.            01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 -- January 31, 2002

                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                     NATIONSRENT
                                                  NATIONSRENT USA,  TRANSPORTATION                                 NATIONSRENT WEST,
                                NATIONSRENT, INC.       INC.        SERVICES, INC.  NR DELAWARE, INC.  NRGP, INC.         INC.
                                   01-11628          01-11629         01-11630         01-11631        01-11632         01-11633
                                ----------------- ----------------  --------------  -----------------  ----------   ----------------
1.  Have any assets been
    sold or transferred
    outside the normal
    course of business this
    reporting period?
    If yes, provide an
    explanation below.                NO                 NO               NO                NO             NO               NO

2.  Have any funds been
    disbursed from any
    account other than a
    debtor in possession
    account this reporting
    period? If yes, provide
    an explanation below.             NO                 NO               NO                NO             NO               NO

3.  Have all postpetition
    tax returns been timely
    filed? If no, provide
    an explanation below.             YES                YES              YES               YES            YES              YES

4.  Are workers compensation,
    general liability and
    other necessary insurance
    coverages in effect? If no,
    provide an explanation
    below.                            YES                YES              YES               YES            YES              YES



                                  LOGAN EQUIPMENT                      NR FRANCHISE   BDK EQUIPMENT   NATIONSRENT OF  NATIONSRENT OF
                                      CORP.          NR DEALER, INC.     COMPANY       COMPANY, INC.    TEXAS, LP      INDIANA, LP
                                     01-11634           01-11635         01-11636        01-11637        01-11638       01-11639
                                  ---------------    ---------------   ------------   --------------   -------------  -------------
1.  Have any assets been
    sold or transferred
    outside the normal
    course of business this
    reporting period?
    If yes, provide an
    explanation below.                  NO                 NO               NO              NO              NO              NO

2.  Have any funds been
    disbursed from any
    account other than a
    debtor in possession
    account this reporting
    period? If yes, provide
    an explanation below.               NO                 NO               NO              NO              NO              NO

3.  Have all postpetition
    tax returns been timely
    filed? If no, provide
    an explanation below.               YES                YES              YES             YES             YES             YES

4.  Are workers compensation,
    general liability and
    other necessary insurance
    coverages in effect? If no,
    provide an explanation
    below.                              YES                YES              YES             YES             YES             YES


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.             Case No.            01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 -- January 31, 2002

                                     NOTES

A- The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                                         NUMBER OF STORES
                                                            -------------------------------------------
                                                               AT
        DEBTOR                              CASE NO.        12/31/01    OPENED     CLOSED    AT 1/31/02
--------------------------                  --------        --------    ------     -------   ----------
NationsRent USA, Inc.                       01-11629          134           2           2       134
NationsRent of Texas, LP                    01-11638           56          --          --        56
NationsRent West, Inc.                      01-11633           24          --          --        24
NationsRent of Indiana, LP                  01-11639           14          --          --        14
BDK Equipment Company, Inc.                 01-11637            1          --          --         1
                                                              ---         ---         ---       ---
                                                              229           2           2       229
                                                              ===         ===         ===       ===

         There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631), NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

B- The following sets forth each of the debtors, their operating purpose and current status:

               Debtor                               Case No.                     Purpose                                   Status
               ------                               --------                     -------                                   ------
NationsRent, Inc.                                   01-11628      Holding company                                          Active
NationsRent USA, Inc.                               01-11629      Provides construction equipment rental to third          Active
                                                                  parties.
NationsRent Transportation Services, Inc.           01-11630      Provides common carrier services to each of the          Active
                                                                  debtors store operations.
NR Delaware, Inc.                                   01-11631      Holding company                                          Active
NRGP, Inc.                                          01-11632      Holding company                                          Active
NationsRent West, Inc.                              01-11633      Provides construction equipment rental to third          Active
                                                                  parties.
Logan Equipment Corp.                               01-11634      Provides union employees to each of the                  Active
                                                                  debtors union store locations and is a party to
                                                                  union contracts.
NR Dealer, Inc.                                     01-11635      Formed to facilitate the sale of certain                 Inactive
                                                                  dealerships acquired by NationsRent West, Inc.
NR Franchise Company                                01-11636      Formed to facilitate the sale of NationsRent             Inactive
                                                                  franchises.
BDK Equipment Company, Inc.                         01-11637      Provides construction equipment rental to third          Active
                                                                  parties.
NationsRent of Texas, LP                            01-11638      Provides construction equipment rental to third          Active
                                                                  parties.
NationsRent of Indiana, LP                          01-11639      Provides construction equipment rental to third          Active
                                                                  parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.             Case No.            01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 - January 31, 2002

                                     NOTES

C- Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

D- No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities. Such analysis has not been finalized at the time of this report.

E- Interest expense has been recognized by the debtors only to the extent to which payment is expected.

F- The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

G- At the time of this report, the independent audit of the debtors' financial statements for the year ended December 31, 2001 had not been completed. As such, the amounts presented in the debtors' consolidated balance sheet, included herein, do not reflect final adjustments to the year ended December 31, 2001 and are subject to revision once the final adjustments are made and the audit is complete.

H- The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.